UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2018 (October 29, 2018)

ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 641-4141
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Merger Agreement

As previously announced on October 30, 2018, Electro Scientific Industries, Inc., an Oregon corporation (the “Company” or “ESI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) on October 29, 2018 with MKS Instruments, Inc., a Massachusetts corporation (“MKS”), and EAS Equipment, Inc., a Delaware corporation and a wholly owned subsidiary of MKS (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into ESI (the “Merger”), with ESI surviving the Merger and becoming a wholly owned subsidiary of MKS.

Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of ESI common stock (other than shares (i) owned or held in treasury by ESI or owned by MKS or Merger Sub or (ii) owned by any wholly owned subsidiary of ESI, MKS or Merger Sub) will be cancelled and automatically converted into the right to receive $30.00 in cash, without interest (the “Merger Consideration”).

Under the Merger Agreement, at the effective time of the Merger and subject to certain exceptions, MKS will assume all outstanding ESI stock options, stock appreciation rights, and restricted stock units (including those subject to the achievement of performance goals, which performance goals will, in accordance with the terms of such awards, be measured on the closing date of the Merger and which, following the Merger, will remain subject to any applicable time-based vesting requirements and other conditions and limitations) granted under ESI’s 2004 Stock Incentive Plan.

ESI has made customary representations, warranties and covenants in the Merger Agreement, including covenants not to, during the pendency of the Merger, solicit alternative transactions or, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction. Each of MKS and Merger Sub also has made customary representations, warranties and covenants in the Merger Agreement.

Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including approval of the Merger Agreement by ESI shareholders, the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearance under the antitrust laws of certain non-United States jurisdictions. The transaction is not subject to any financing condition.

The Merger Agreement contains certain customary termination rights for MKS and ESI, including a right to terminate the Merger Agreement if the Merger is not completed by April 29, 2019, unless otherwise extended pursuant to the terms of the Merger Agreement. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances, ESI will be obligated to pay MKS a termination fee of $35,650,000.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been attached as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about ESI, MKS or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time and investors should not rely on them as statements of fact.

Item 5.03    Amendment to Articles of Incorporate or Bylaws; Change in Fiscal Year

On October 29, 2018 in connection with the transactions contemplated by the Merger Agreement, ESI’s Board of Directors amended the 2009 Amended and Restated Bylaws of Electro Scientific Industries, Inc. (the “Bylaws Amendment”). The Bylaws Amendment provides for the state and federal courts located within the State of Oregon as the exclusive forum for various governance disputes concerning ESI and other persons.

The foregoing summary of the Bylaws Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Bylaws Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01     Other Events.

Shareholder Agreements
In connection with the execution of the Merger Agreement, each of Michael Burger, Allen Muhich, Steve Harris, John Williams, Frederick A. Ball, Lynne J. Camp, Laurence E. Cramer, Raymond A. Link and Richard H. Wills (collectively, the “ESI Shareholders”) have entered into a Shareholder Agreement, dated as of October 29, 2018, with MKS (collectively, the “Shareholder Agreements”). Subject to the terms and conditions of each Shareholder Agreement, the ESI Shareholders have agreed, among other things, to vote all of the shares of ESI common stock held by them (representing in the aggregate approximately 1.27% of the total outstanding shares of ESI common stock) in favor of the approval of the Merger Agreement, and, subject to certain exceptions, not to transfer their shares of ESI common stock. Each Shareholder Agreement will terminate upon the effective time of the Merger or the earlier termination of the Merger Agreement.
The foregoing summary of the Shareholder Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Form of Shareholder Agreement, and is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 29, 2018, by and among MKS Instruments, Inc., EAS Equipment, Inc. and Electro Scientific Industries, Inc.
3.1	Amendment to 2009 Amended and Restated Bylaws of Electro Scientific Industries, Inc.
99.1	Form of Shareholder Agreement

*Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ESI and MKS. In connection with the proposed transaction, ESI intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. Promptly after filing its definitive proxy statement with the SEC, ESI will mail the definitive proxy statement and a proxy card to each stockholder of ESI entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ESI may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, ESI SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ESI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESI AND THE PROPOSED TRANSACTION. ESI stockholders may obtain free copies of the proxy statement (when it becomes available) and other relevant documents filed with the SEC by ESI at the SEC’s web site (http://www.sec.gov). Free copies of the proxy statement, when available, and other filings made by ESI with the SEC also may be obtained from the Investor Relations section of ESI web site (www.esi.com) or by directing a request to ESI, Attn: Investor Relations, at 13900 N.W. Science Park Drive, Portland, Oregon 97229.

Participants in the Solicitation

ESI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ESI’s stockholders with respect to the proposed transaction. Information about ESI’s directors and executive officers and their ownership of ESI’s common stock is set forth in ESI’s proxy statement on Schedule 14A filed with the SEC on July 10, 2018, and ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on June 8, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements
This communication, and any documents to which ESI refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ESI’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of ESI for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ESI’s business and the price of the common stock of ESI, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of ESI and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on ESI’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from ESI’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in ESI’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, ESI does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 30, 2018

Electro Scientific Industries, Inc.

By:	/s/ Michael Burger
Name:	Michael Burger
Title:	Chief Executive Officer